UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with Stratus Properties Inc.’s (Stratus) plan of complete liquidation and dissolution (Plan of Liquidation), previously approved by Stratus’ Board of Directors (Board) and stockholders, on July 1, 2026, the Board unanimously approved the voluntary delisting of Stratus’ common stock, par value $0.01 per share (Common Stock) from The Nasdaq Stock Market (Nasdaq) and the subsequent voluntary deregistration of the Common Stock with the U.S. Securities and Exchange Commission (SEC) in order to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (Exchange Act).

On July 1, 2026, Stratus delivered formal notice to Nasdaq that Stratus intends to voluntarily delist its Common Stock from Nasdaq. Stratus expects to file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC on or about July 31, 2026 to effect the voluntary delisting of the Common Stock under Section 12(b) of the Exchange Act, and that the delisting will be effective on or about August 10, 2026, 10 days after the filing of the Form 25. In connection with the foregoing, Stratus requested that the trading of its Common Stock on Nasdaq be suspended effective before the market opens on August 10, 2026. Stratus has not arranged, and does not currently intend to arrange, for listing of its Common Stock on another national securities exchange or for quotation of its Common Stock in any quotation medium following delisting from Nasdaq, although the Common Stock may be quoted or traded in the over-the-counter market if broker-dealers make a market in the Common Stock.

Following the effectiveness of the delisting, Stratus intends to file a Form 15 with the SEC to deregister Stratus’ Common Stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act. As a result of the filing of the Form 15, Stratus’ obligation to file certain Exchange Act reports with the SEC, including Forms 10-K, 10-Q and 8-K, will cease immediately upon the filing of the Form 15. Other filing requirements will terminate upon the effectiveness of the deregistration. Stratus expects that the deregistration of its Common Stock will become effective 90 days after the filing of the Form 15 with the SEC.

Item 8.01. Other Events.

In connection with Stratus’ Plan of Liquidation, on July 1, 2026, the Board declared an initial liquidating distribution, in the form of a special cash dividend, of $5.00 per share on Stratus’ Common Stock, payable on July 20, 2026 to stockholders of record as of July 13, 2026.

On July 1, 2026, Stratus issued a press release, titled “Stratus Properties Inc. Announces Initial Liquidating Distribution of $5.00 Per Share to Stockholders and Intention to Voluntarily Delist from Nasdaq and Deregister with SEC.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

CAUTIONARY STATEMENT
This report contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance and business strategy. Forward-looking statements are all statements other than statements of historical fact, such as plans, projections or expectations related to the Plan of Liquidation, including the availability, timing and amount of potential future distributions to stockholders, timing of future asset sales, timing of the delisting of Stratus’ Common Stock from Nasdaq, Stratus’ ability to terminate, as well as the timing of the termination of, Stratus’ obligation to file current and periodic reports with the SEC under the Exchange Act, including the suspension of Stratus’ reporting obligations under Section 15(d), the anticipated benefits of the delisting and deregistration and the potential for continued trading of Stratus’ Common Stock in the over-the-counter market or otherwise. The words “anticipate,” “may,” “can,” “plan,” “believe,” “potential,” “estimate,” “expect,” “project,” “target,” “intend,” “likely,” “will,” “should,” “to be” and any similar expressions or statements are intended to identify those assertions as forward-looking statements.

Under Stratus’ Fifth Third Bank debt agreements, Stratus is not permitted to repurchase its Common Stock in excess of $1.0 million or pay dividends on its Common Stock without Fifth Third Bank’s prior written consent. Any future declaration of dividends, including liquidating distributions, or decision to repurchase Stratus’ Common Stock outside the approved share repurchase program is at the discretion of Stratus’ Board, subject to restrictions under Stratus’ Fifth Third Bank debt agreements, and will depend on Stratus’ financial results, cash requirements, projected compliance with covenants in its debt agreements, outlook and other factors deemed relevant by the Board. Stratus’ future debt agreements, future refinancings of or amendments to existing debt agreements or other future agreements may restrict Stratus’ ability to declare dividends or repurchase shares.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the risks associated with the Plan of Liquidation, including the availability, timing and amount of the distributions to stockholders in connection with the Plan of Liquidation, including changes in the amount and timing of the total liquidating distributions, including as a result of unexpected levels of transaction costs, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations, the amounts that will need to be set aside by Stratus, the adequacy of such reserves to satisfy Stratus’ obligations, Stratus’ ability to successfully execute the Plan of Liquidation, including the ability to market and sell all or substantially all of Stratus’ assets, the amount of proceeds that might be realized from the sale or other disposition of Stratus’ assets, the ability of the Board to abandon, modify or delay implementation of the Plan of Liquidation, potential adverse effects on Stratus’ stock price from the announcement, suspension or consummation of the Plan of Liquidation, the occurrence of any event, change or other circumstances, including market, regulatory and other factors, that could give rise to the termination of the Plan of Liquidation, Stratus’ ability to file a Form 25 and the timing of such filing, the last trading day of Stratus’ securities on Nasdaq, Stratus’ ability to file a Form 15 and the timing of such filing, the timing of the effectiveness of the Forms 25 and 15, Stratus’ ability to reduce costs and obtain other benefits relating to the delisting and deregistration, Stratus’ ability to implement its business strategy successfully, including its ability to develop, finance, construct and sell or lease properties on terms the Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance and insurance costs, and the cost of building materials and labor, inflation and elevated interest rates, the effect of changes in tariffs and trade policies, supply chain constraints, Stratus’ ability to pay or refinance its debt, extend maturity dates of its loans or comply with or obtain waivers of financial and other covenants in debt agreements and to meet other cash obligations, availability of bank credit, defaults by contractors and subcontractors, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business and geopolitical conditions, potential U.S. or local economic downturn or recession, Stratus’ ability to obtain various entitlements and permits, changes in laws, regulations or the regulatory environment affecting the development of real estate, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2025, and other documents Stratus filed from time to time with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience or other changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated July 1, 2026, titled “Stratus Properties Inc. Announces Initial Liquidating Distribution of $5.00 Per Share to Stockholders and Intention to Voluntarily Delist from Nasdaq and Deregister with SEC.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: July 1, 2026